Exhibit 99.6

         AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of IATG PUERTO RICO, LLC, a Delaware limited liability company (the "Company"), dated as of February 27, 2009, by and between IATG MANAGER, LLC, a Delaware limited liability company having an address c/o The Lightstone Group, 326 Third Street, Lakewood, New Jersey 08701, as the managing member (the "Managing Member"), DAVID LICHTENSTEIN, residing at 5 Grand Park Drive, Wesley Hills, New York 10952 ("Lichtenstein"), PRESIDENTIAL IATG, INC., a Delaware corporation with offices at c/o Presidential Realty Corporation, 180 South Broadway, White Plains, New York 10605 ("Presidential") and LEWIS GELBMAN, having an address at 4 New King Street, White Plains, New York 10604 ("Gelbman"; the Managing Member, Lichtenstein, Presidential and Gelbman being hereinafter sometimes individually referred to as, a "Member" and collectively referred to as, the "Members").

                             Introductory Statement
                             ----------------------

         The Company was formed on or about October 3, 2003 to acquire the real property together with improvements thereon formerly known as the Intel Puerto Rico site in Las Piedras, Puerto Rico (the "Property").

         A Limited Liability Company Operating Agreement of the Company (the "Original Agreement") dated as of October 3, 2003 was heretofore entered into by the Managing Member and Lichtenstein. Subsequently, Presidential and Gelbman each acquired a membership interest in the Company and the parties to this Agreement desire to amend and restate the Original Agreement in its entirety to reflect the addition of Presidential and Gelbman as Members of the Company and to make certain other changes to the Original Agreement as hereinafter more particularly set forth.

         NOW, THEREFORE, in consideration of the promises and contributions described herein, and intending to be legally bound hereby, the undersigned hereby agree that, effective as of the date hereof, the Original Agreement is amended, modified, supplemented and restated in its entirety as follows:

ARTICLE 1. Organization; Name; Office.
           ---------------------------

           1.1. The Members heretofore formed the Company as a limited liability company pursuant to the Delaware Limited Liability Company Act, Del. Code Ann. title 6, ss.ss.18-101 et seq., as amended from time to time (the "DLLCA"), effective as of the date of filing of the Certificate of Formation of the Company with the Delaware Secretary of State. This Agreement constitutes the Company's "limited liability company agreement" for purposes of the DLLCA.

           1.2. The name of the Company is IATG Puerto Rico, LLC.

           1.3. The principal office of the Company shall be located at c/o The Lightstone Group, 326 Third Street, Lakewood, New Jersey 08701, or at such other location as the Members shall determine from time to time.

           1.4. The name and address of the registered agent of the Company for service of process of the Company in the State of Delaware is Registered Agents Legal Services, LLC, located at 1220 North Market Street, Suite 606, Wilmington, Delaware or such other registered agent as the Members shall appoint from time to time. The registered office of the Company in the State of Delaware shall be Registered Agents Legal Services, LLC, 1220 North Market Street, Suite 606, Wilmington, Delaware.

ARTICLE 2. Purposes; Powers.
           -----------------

           2.1. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the Company to the contrary, the following shall govern: The nature of the business and of the purposes to be conducted and promoted by the Company is to engage solely in the following activities:

                (a) To acquire, own, hold, sell, transfer, encumber, dispose and/or and otherwise deal with the Property; and

                (b) To exercise all powers and rights conferred upon limited liability companies formed pursuant to the DLLCA necessary or convenient to the conduct, promotion or attainment of the business or purposes otherwise set forth in this Article 2.

           2.2. Except as hereinafter set forth to the contrary, the Company and the Managing Member on behalf of the Company: (i) shall have and exercise all powers necessary, convenient or incidental to accomplish the Company's purposes as set forth in Section 2.1, and (ii) subject to Section 2.1 and the other provisions of this Agreement, shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the DLLCA.

ARTICLE 3. Term.
           ----

           3.1. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the DLLCA.

ARTICLE 4. Managing Member.
           ----------------

           4.1. The name and mailing address of the Managing Member is as follows: IATG Manager, LLC, c/o The Lightstone Group, 326 Third Street, Lakewood, New Jersey 08701. Upon the execution of this Agreement or a counterpart of this Agreement, without the need for any action on the part of any person, IATG Manager, LLC, a Delaware limited liability company, is hereby admitted to the Company as the Managing Member of the Company.

ARTICLE 5. Percentage Interests.
           ---------------------

           5.1. The percentage interest of the Members in and of the capital, profits and losses, and distributions of the Company, and of all other limited liability company interests, rights, and obligations of and in the Company is as follows:

           IATG MANAGER, LLC           1%

           DAVID LICHTENSTEIN          48%

           PRESIDENTIAL IATG, INC.     50%

           LEWIS GELBMAN               1%

ARTICLE 6. Allocation of Profits and Losses.
           --------------------------------

           6.1. All of the profits and losses of the Company shall be allocated to the Members in accordance with their percentage interest in the Company.

ARTICLE 7. Capital.
           -------

           7.1. Except as hereinafter expressly set forth to the contrary, the Members are not required to make any additional capital contribution to the Company. However, the Members may make additional capital contributions to the Company at any time. The provisions of this Agreement, including this Section, are intended to benefit the Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement). The Members shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

           7.2. No interest shall be paid by the Company on the initial capital or on any subsequent contributions to the capital of the Company by the Members.

           7.3. The Members shall look solely to the assets of the Company for any distributions of profits or of capital.

           7.4. Notwithstanding anything to the contrary set forth in this Agreement, the Managing Member, but no other Member, shall be required to contribute as additional capital to the Company all sums necessary for the Company to carry on its business for the purposes set forth in Article 2 above including, without limitation, all sums necessary to pay debt service on any loan made to the Company, all sums necessary to maintain and operate the Property (which shall not include the costs associated with leasing any portion of the Property, such as tenant improvements or brokerage commissions). Lichtenstein, as the owner of a ninety-nine (99%) percent interest in the Managing Member and the managing member thereof agrees to cause the Managing Member to carry out its obligations as set forth in this Section 7.4. Neither the Managing Member nor Lichtenstein shall have any personal liability to the other Members for failing to comply with the provisions of this Section 7.4, except as specifically set forth in Section 7.5 below.

           7.5. (a) In the event the Managing Member and/or Lichtenstein is/are in default of its/his/their obligations as set forth in Section 7.4 above following receipt of written notice of such default given by any other Member and the passage of ten (10) days following the giving of such notice (the "Cure Period"), then, in each such instance, Presidential, but no other Member, shall have the right ("Presidential's Option") to require the Managing Member and/or Lichtenstein to sell and assign to Presidential or its designee so much of the Managing Member's and/or Lichtenstein's respective membership interest in the Company as Presidential may elect and, in consideration thereof, Presidential shall pay to the Managing Member and/or Lichtenstein, as the case may be, a purchase price equal to $50.00 for each one (1%) percent membership interest purchased by Presidential (in each instance, the "Purchase Price"). Presidential shall exercise Presidential's Option by giving written notice (in each instance, the "Option Notice") to the Managing Member and/or Lichtenstein (each of which shall, to the extent given an Option Notice, be referred to for purposes of this
Section 7.5 as, a "Transferee") not later than thirty (30) days following the expiration of the Cure Period, which Option Notice shall specify the percentage membership interest as to which Presidential is exercising Presidential's Option (the "Transferred Interest") and include a certified, official, teller's or cashier's check in the amount of the Purchase Price owed to the Transferee. Upon the giving by Presidential of the Option Notice and the payment of the Purchase Price to the Transferee, all right, title and interest of the Transferee in and to the Transferred Interest including, without limitation, all right, title and interest of the Transferee as a Member of the Company and all monies paid on account of or contributed to the Company by the Transferee shall be and be deemed to be automatically assigned, conveyed, transferred and set over unto Presidential without further notice or action of any kind whatsoever on the part of anyone, and, thereupon, Presidential shall be and be deemed to be the owner of 100% of the Transferred Interest.
                (b) Notwithstanding anything in this Section 7.5 to the contrary, if Presidential exercises Presidential's option with respect to all or any portion of Lichtenstein's membership interest it shall be deemed to have exercised its option with respect to all of the Managing Member's membership interests and if Presidential exercises its option with respect to all or any portion of the Managing Member's membership interests it shall be deemed to have exercised its option with respect to all of Lichtenstein's membership interests.

ARTICLE 8. Management, Duties and Restrictions.
           ------------------------------------

          8.1. Except as otherwise provided in this Agreement, the business and affairs of the Company shall be managed by the Managing Member. The Managing Member shall have full and exclusive authority to manage, administer and operate the business of the Company in its sole discretion, to the maximum extent permitted in the DLLCA, and shall have authority to bind the Company. No other Member of the Company shall have authority to act without the express written consent of the Managing Member.

           8.2. Notwithstanding anything to the contrary set forth in this Agreement, the consent of Members holding not less than fifty (50%) percent of the membership interests in the Company entitled to vote thereon shall be necessary to authorize any of the following acts or transactions (each, a "Major Decision") by the Managing Member on behalf of the Company:

                 (a) any act that is unrelated to the purpose of the Company;

                 (b) the sale, exchange or other disposition of all or substantially all of the Company's assets, whether in a single transaction or series of related transactions, or the merger or consolidation of the Company with or into another Person; (c) entering into a lease for any portion of the Property;

                 (d) the mortgaging or refinancing of the Company's assets including, without limitation, the Property;

                 (e) any assignment for the benefit of creditors of the Company, the filing of a voluntary petition in bankruptcy, or the appointment of a receiver for the Company; and

                 (f) the amendment of the Certificate of Formation or this Agreement in any respect.

ARTICLE 9. Voting; Meetings.
           -----------------

           9.1. The Members may act by written consent in lieu of a meeting. There shall be no prior notice or other procedural requirements for voting by the Members by written consent in lieu of a meeting.

           9.2. Annual or other meetings shall not be required.

           9.3. When acting on matters relating solely to the Company and subject to the vote of the Members, notwithstanding that the Company is not then insolvent, the Members shall, to the fullest extent permitted by law, take into account the interest of the Company's creditors, as well as those of the Members and the Company.

           9.4. Members holding not less than a majority of all membership interests in the Company, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any meeting of Members, a majority of the Membership Interests so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. However, if the adjournment is for more than sixty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at such meeting. At an adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The Members present at a meeting may continue to transact business until adjournment, notwithstanding the withdrawal during the meeting of membership interests whose absence results in less than a quorum being present.

           9.5. If a quorum is present at any meeting, the vote or written consent of Members holding not less than a majority of membership interests shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the DLLCA, the Certificate of Formation or this Agreement.

ARTICLE 10.    Distributions.
               --------------

           10.1. In this Agreement, "Available Cash" means, at any particular time, all cash and cash items (from whatever source received) held by the Company at such time, to the extent such cash is not reasonably necessary (in the reasonable judgment of the Managing Member) to cover (i) obligations or expenses of the Company at such time or (ii) reserves for working capital and capital expenditures (taking into account expected revenues) anticipated within a reasonable period thereafter. Decisions to create, increase, or reduce reserves shall require the approval of the Managing Member.

10.2. The Company will make distributions (at intervals deemed appropriate by the Managing Member) to the Members from Available Cash; provided, however, distributions of Available Cash shall be made any time the Company sells, finances or refinances any of its assets. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to the Members on account of its interest in the Company if such distribution would violate Sections 18-607 or 18-804 of the DLLCA or any other applicable law or constitute a default under the Loan Documents. Subject to the foregoing, the Managing Member will attempt to schedule distributions to cover, at a minimum, the income tax liability of the Members with respect to such distributions.

                  10.3 Notwithstanding anything to the contrary set forth in this Agreement, upon the sale, financing or re-financing of any asset of the Company including, without limitation, the Property, the net proceeds thereof shall be distributed to the Members as follows: (i) first, to Presidential, in an amount equal to the Priority Amount; and (ii) then, to the Members, in proportion to their membership interest in the Company at the time of the distribution. For purposes of this Section 10.3, "Priority Amount" shall mean the lesser of: (x) the full amount of unpaid real estate taxes on the Property, including interest and penalties thereon, as of the date of this Agreement; and
(y) the amount paid on or before the sale, financing or re-financing of the Property by the Company to settle all claims for unpaid real estate taxes on the Property including interest and penalties thereon.

ARTICLE 11.    Books; Accounting; Fiscal Year; Bank Accounts.
               ----------------------------------------------

           11.1. The Company shall keep complete and accurate books of account. The Managing Member shall cause to be entered in such books all transactions of or relating to the Company and its business. The Members shall have access to (and the right to inspect and copy) such books and other Company records at the principal office of the Company during business hours and upon reasonable notice.

           11.2. The fiscal year of the Company (the "Fiscal Year") shall be the calendar year.

           11.3. As soon as reasonably practicable after the end of each Fiscal Year, the Managing Member shall cause to be prepared by the Company's accountants and sent to the Members: (a) an audited financial statement of the Company's financial position as of the end of such Fiscal Year and a statement of profits or losses during such Fiscal Year, each prepared, on the accrual basis in accordance with United States generally accepted accounting principles consistently applied ("GAAP"); and (b) such income tax information as shall be necessary or desirable for the Managing Member to prepare its income tax returns for such Fiscal Year.

           11.4. All funds of the Company shall be deposited in a bank account or accounts in the Company's name. The Managing Member shall determine the banking institution in which such accounts shall be opened, closed or re-opened.

           11.5. All checks and drafts on, or other withdrawals from, any of the Company's bank accounts shall be signed by the Managing Member.

ARTICLE 12.    Limited Liability.
               -----------------

           12.1. Except as otherwise expressly provided by applicable laws, neither the Members, the Managing Member, nor any of its officers, shall be personally liable for any debts, obligations, or liabilities whatsoever of the Company or of each other (whether any such debts, obligations, or liabilities arise in tort, contract, or otherwise) solely by reason of being an officer or a Member, or acting (or omitting to act) in such capacities or participating in the conduct of the business of the Company.

ARTICLE 13.    Indemnification.
               ---------------

           13.1. Should officers be elected for the Company, no officer shall be liable or responsible in damages or otherwise to the Members or to the Company for acts performed by such officer unless a judgment or other final adjudication adverse to the Members or the Company establishes (a) that the officer's acts were committed in bad faith or were the result of deliberate dishonesty and were material to the cause of action so adjudicated or (b) that such officer personally gained financial profit or other advantage to which such director or officer was not legally entitled.

           13.2. The Company shall indemnify and hold harmless the officers (if any), the Members and the Managing Member, from and against (and none of them shall be liable for) any and all claims and demands asserted against them (and/ or any of them) by reason of being the officers, Members or Managing Member of the Company, or acting or omitting to act in any such capacity, or otherwise participating in the conduct of the business of the Company. However, no indemnification may be made to or on behalf of the Members, the Managing Member, the officers, or another person if a judgment or other final adjudication adverse to the Members, the Company, the Managing Member or officer establishes
(a) that such person's acts were committed in bad faith or were the result of deliberate dishonesty and were material to the cause of action so adjudicated or
(b) that such person personally gained a financial profit or other advantage to which such person was not legally entitled.

           13.3. Sections 13.1 and 13.2 are intended (and shall be interpreted) to protect the officers (if any), the Managing Member and the Members to the fullest extent permitted by law.

           13.4. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the Company to the contrary, for so long as any Obligations remain outstanding, the following shall govern:
Any indemnification of the officers, the Managing Member and the Members shall be fully subordinated to any obligations respecting the Property, and shall not constitute a claim against the Company in the event that cash flow is insufficient to pay such obligations.

ARTICLE 14.    No Third-Party Rights.
               ----------------------

           14.1. Nothing in this Agreement, express or implied, is intended: (a) to confer on any person other than the Members (their directors and officers) any rights or remedies; or (b) to waive any claim or right of the Members against any person who is not a party to this Agreement.

ARTICLE 15.    Dissolution; Bankruptcy.
               ------------------------

           15.1. The Company shall be dissolved and its affairs wound up upon the earliest to occur of the following: (i) the termination of the legal existence of the last remaining Member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining Member of the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the DLLCA; or (ii) the entry of a decree of judicial dissolution of the Company under the DLLCA; or (iii) subject Section 15.2, upon the written determination of the Members. Upon the occurrence of any event that causes the last remaining Member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of such Member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such Member in the Company, agree in writing (A) to continue the Company and (B) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute Member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining Member of the Company.

           15.2. Notwithstanding any other provision of this Agreement, for so long as any Obligations remain outstanding, the Company will not, and the Members (their officers or directors) or any other person will not cause the Company to, voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the prior written consent of the Members.

ARTICLE 16.    Settlement Agreement; Assignments; Additional Members.
               -----------------------------------------------------

           16.1. The parties acknowledge that in accordance with the terms of that certain Settlement Agreement of even date herewith by and between Presidential, Lichtenstein, the Managing Member and certain other parties (the "Settlement Agreement"), pursuant to certain pledge agreements described in the Settlement Agreement, Lichtenstein and the Managing Member have pledged their membership interests in the Company to Presidential Realty Corporation. Subject to those pledge agreements and the following, the Members may assign in whole or in part their limited liability company interest in the Company. The transferee shall be admitted to the Company as a Member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If a Member transfers all of its limited liability company interest in the Company pursuant to this Section, such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor member shall cease to be a member of the Company. Notwithstanding anything contained in this Agreement to the contrary, the Managing Member shall have no right to assign or transfer, in whole or in part, its membership interest in the Company.

ARTICLE 17.    Miscellaneous.
               --------------

           17.1. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws). To the fullest extent permitted by law, copies of this Agreement showing the signature of the Managing Member, whether produced by photographic, digital, computer, or other reproduction, may be used for all purposes as originals. This Agreement shall be binding upon the successors, assigns, and legal representatives of the Members and shall inure to the benefit of and be enforceable by the Members and their respective successors, assigns, and legal representatives. The headings of this Agreement are for reference only and shall not limit or otherwise affect the meaning thereof. If any term, covenant, condition, or provision of this Agreement is determined by a final judgment to be invalid or unenforceable, at the option of the Members, the remaining terms, covenants, conditions, and provisions of this Agreement shall not be affected thereby.

ARTICLE 18.    Definitions.
               -----------

           18.1. The following terms shall have the meanings set forth below in this Agreement.

           "Affiliate" means any person controlling, under common control with, or controlled by the person in question.

           "Bankruptcy" means, with respect to any person, if such person
(i) make an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such person's consent or acquiescence of a trustee, receiver or liquidator of such person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in
Section 18-10(1) and 18-304 of the DLLCA.

           "control" means the possession, directly or indirectly, of the power to cause the direction of the management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "law" or "laws" means any law, rule, regulation, order, statute, ordinance, resolution, regulation, code, decree, judgment, injunction, mandate or other legally binding requirement of a government entity applicable in the particular context.

           "Obligations" or "Loan" means that certain first mortgage/deed of trust loan in favor of Lender, as the same may be modified, amended, extended and/or assigned, which encumber the Property.

           "officers" means the officers of the Company, if any, appointed pursuant to the terms of this Agreement.

           "parent" means, with respect to a person, any other person owning or controlling, directly or indirectly, fifty percent (50%) or more of the limited liability company interests, partnership interests, or other equity of such person.

           "person" means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, or any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

           18.2 Other words and phrases are defined elsewhere in this Agreement.

           18.3 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

           18.4 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


                 [SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED
               LIABILITY COMPANY AGREEMENT OF IATG PUERTO RICO, LLC]


                  IN WITNESS WHEREOF, the Managing Member and Members have executed this Agreement as of the date first above written.


                                             IATG MANAGER, LLC


                                             By: /s/ David Lichtenstein
                                                 ----------------------
                                                 Name:  David Lichtenstein
                                                 Title:  Managing Member


                                             PRESIDENTIAL IATG, INC.


                                             By: /s/ Jeffrey F. Joseph
                                                 ---------------------
                                                 Name:  Jeffrey F. Joseph
                                                 Title:  President


                                             /s/ David Lichtenstein
                                             ---------------------------
                                             Name:  David Lichtenstein


                                             /s/ Lewis Gelbman
                                             ----------------------
                                             Name:  Lewis Gelbman